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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                              SEPTEMBER 16, 1996
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                --------------


                        WHEELABRATOR TECHNOLOGIES INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


           0-14246                                        22-2678047
    (COMMISSION FILE NUMBER)                            (IRS EMPLOYER
                                                     IDENTIFICATION NO.)

                  LIBERTY LANE, HAMPTON, MASSACHUSETTS      30842
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                          (ZIP CODE)


                                (603) 929-3000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 5.  Other Events.
         ------------

         On September 16, 1996, the registrant issued a news release in conjunction with United States Filter Corporation ("USF") announcing two transactions pursuant which USF will acquire the registrant's water process and manufacturing units and the two companies will form a joint venture establishing a water and wastewater treatment services organization. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.
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                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WHEELABRATOR TECHNOLOGIES INC.

                                    By:   /s/ John D. Sanford
                                         --------------------
                                         John D. Sanford
                                         Executive Vice President

Dated: September 18, 1996

                        WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit*
                     ---------------------------------

1.    None

2.    None

4.    None

16.   None

17.   None

20.   None

23.   None

24.   None

27.   None

99.1 News release dated September 16, 1996 issued by Wheelabrator Technologies Inc.

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* Exhibits not listed are inapplicable.